UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 30, 2010
LANCE, INC.
(Exact Name of Registrant as Specified in Charter)a

North Carolina	0-398	56-0292920

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13024 Ballantyne Corporate Place, Suite 900, Charlotte, NC	28277

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.
As of September 30, 2010, Lance, Inc. (the “Company” or “Lance”), Lima Merger Corp. (“Merger Sub”) and Snyder’s of Hanover, Inc. (“Snyder’s”) entered into Amendment No. 1 to Agreement and Plan of Merger (the “Merger Agreement Amendment”) to amend the Agreement and Plan of Merger previously entered into by the parties on July 21, 2010. The Merger Agreement Amendment provides that, upon completion of the merger, the combined company’s board of directors will be expanded to 14 members, consisting of seven current Lance directors and seven current Snyder’s directors. The continuing Lance directors will be William R. Holland, James W. Johnston, W.J. Prezzano (Lead Independent Director), Jeffrey A. Atkins, Isaiah Tidwell, David V. Singer and Dan C. Swander. The following Snyder’s directors will become directors of the combined company subject to election by the Lance stockholders at a special meeting and completion of the Merger: Michael A. Warehime (Chairman), Carl E. Lee, Jr., Peter P. Brubaker and John E. Denton. The remaining three Snyder’s directors, Patricia A. Warehime, C. Peter Carlucci, Jr. and Sally W. Yelland, will be appointed as directors of the combined company as of the closing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.
In connection with the Merger Agreement Amendment, J.P. Bolduc, a current director of Lance, has agreed to resign from the board of directors effective and contingent upon the completion of the merger. As previously reported, S. Lance Van Every, a current director of Lance, has also agreed to resign from the board of directors effective and contingent upon the completion of the merger.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 30, 2010, the Board of Directors of the Company approved an amendment to Section 9.4 of the Bylaws of the Company to provide for a change in the fiscal year end of the Company from the last Saturday of December to the Saturday nearest to December 31. This change to the fiscal year reporting cycle began on September 26, 2010. The results of this change will be reported in the Company’s Annual Report of Form 10-K for the fiscal year ending January 1, 2011.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
3.1	Bylaws of Lance, Inc., as amended through September 30, 2010.
Important Information for Investors and Stockholders
This Form 8-K relates to a proposed merger between Lance and Snyder’s that is the subject of a registration statement, which includes a preliminary joint proxy statement/prospectus that has been filed by Lance with the SEC on August 13, 2010 and amended on September 23, 2010. This Form 8-K is not a substitute for the preliminary joint proxy statement/prospectus that Lance has filed with the SEC or any other document (including the definitive joint proxy statement/prospectus) that will be filed with the SEC or sent to Lance or Snyder’s stockholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC OR SENT TO STOCKHOLDERS, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, CAREFULLY AS THEY BECOME AVAILABLE BECAUSE

THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All documents, when filed, will be available in the case of Lance, free of charge at the SEC’s website (www.sec.gov) or by directing a request to Lance through Dee Noon, assistant to the CFO at 704-556-5727 and, in the case of Snyder’s, by directing a request to John Bartman, Vice President at 717-632-4477.
Participants in the Solicitation
Snyder’s, Lance and their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the stockholders of Lance. A list of the names of those directors and executive officers and descriptions of their interests in Lance and Snyder’s are contained in the preliminary joint proxy statement/prospectus filed by Lance with the SEC on August 13, 2010 and amended on September 23, 2010. Stockholders may obtain additional information about the interests of the directors and executive officers in the proposed transaction by reading the joint proxy statement/prospectus.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC. (Registrant)
Date: October 6, 2010	By:	/s/ Rick D. Puckett
Rick D. Puckett
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
September 30, 2010	0-398
LANCE, INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Description
3.1	Bylaws of Lance, Inc., as amended through September 30, 2010.

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